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                                                                    Exhibit 99.2
                            JAG MEDIA HOLDINGS, INC.
                               6865 SW 18TH STREET
                                    SUITE B13
                            BOCA RATON, FLORIDA 33433
                                 (561) 393-0605

                                                                January 17, 2004

Great Eastern Securities, Inc.
6800 Jericho Turnpike
Syosset, New York 11791
Attn:    Mr. Jeffrey Ramson
         President and Chief Executive Officer

Gentlemen:

JAG Media Holdings, Inc., a Nevada corporation ("JAG Media"), by means of this letter of intent (the "Letter of Intent") confirms that JAG Media, Great Eastern Securities, Inc., a privately held New York corporation ("Great Eastern"), and each of the stockholders of Great Eastern named on the signature page hereto (the "Great Eastern Stockholders") have agreed in principle upon a series of transactions based upon the elements set forth below.

1.       Defined Terms.

Capitalized terms used in this Letter of Intent shall have the following meanings:

Closing: The closing of the transactions contemplated by this Letter of Intent which shall take place in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 on the Closing Date.

Closing Date:              The date on which the Closing occurs, which date
                           shall be mutually agreed upon by the Parties but shall in no event be later than March 31, 2004.

Commission:                The U.S. Securities and Exchange Commission.

Common Stock:              The Class A Common Stock of JAG Media, par value
                           $0.00001 per share, or any security into which such Class A Common Stock is hereafter reclassified, and the Series 1 Class B Common Stock of JAG Media, par value $0.00001 per share, or any security into which such Series 1 Class B Common Stock is hereafter reclassified.
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Consideration
Shares:                    The shares of Common Stock of JAG Media to be issued
                           to the Great Eastern Stockholders at the Closing in connection with the transactions contemplated by this Letter of Intent.

Exchange Act:              The Securities Exchange Act of 1934, as amended, and
                           the rules and regulations of the Commission promulgated thereunder.

Flow Capital:              Flow Capital Advisors, Inc., a Delaware corporation.

GAAP: United States generally accepted accounting principles, consistently applied.

Great Eastern
 Shares:                   The shares of common stock, no par value, of Great
                           Eastern.

JAG Media LLC              JAG Media LLC, a Delaware limited liability company
                           and wholly owned subsidiary of JAG Media.

Management
Shares: The shares of Common Stock of JAG Media and/or options to purchase shares of Common Stock of JAG Media, held by the Management Stockholders as of the Closing Date, including shares or options to acquire shares to which the Management Stockholders would be entitled at the Closing pursuant to their existing JAG Media employment agreements as a result of the change in control.

Management
Stockholders:              Messrs. Gary Valinoti ("Valinoti"), Stephen J.
                           Schoepfer ("Schoepfer") and Thomas J. Mazzarisi
                           ("Mazzarisi").


Parties:                   JAG Media, Great Eastern and the Great Eastern
                           Stockholders.

Recapitalization:          The recapitalization of Common Stock to be considered
                           for approval by the stockholders of JAG Media at JAG
                           Media's upcoming 2004 annual meeting scheduled to take place on February 11, 2004. If approved by the JAG Media stockholders, upon filing of an amendment to JAG Media's Articles of Incorporation in the State of Nevada, each outstanding share of Class A Common
                           Stock and Series 1 Class B Common Stock of JAG Media would be reclassified into one share of new Common
                           Stock, par value $0.00001 per share, of JAG Media. It is contemplated that the Recapitalization would be effected prior to the Closing.

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Securities Act:            The Securities Act of 1933, as amended, and the rules
                           and regulations of the Commission promulgated thereunder.

Series 2
Class B Stock:             The Series 2 Class B Common Stock of JAG Media, par
                           value $0.00001 per share.

Series 3
Class B Stock:             The Series 3 Class B Common Stock of JAG Media, par
                           value $0.00001 per share.

Stock Purchase
Agreement:                 A stock purchase agreement to be entered into by the
                           Parties prior to the Closing Date in form and substance satisfactory to each of the Parties and to their respective counsel and financial advisors and containing such conditions, representations, warranties, covenants and indemnities customary in transactions contemplated by this Letter of Intent.

2. Structure of Acquisition; Consideration. JAG Media will purchase all of the issued and outstanding capital stock of Great Eastern pursuant to a Stock Purchase Agreement. In consideration of JAG Media's acquisition of all of the issued and outstanding capital stock of Great Eastern, the Great Eastern Stockholders shall be issued shares of Common Stock, which shares will, upon issuance, represent 57% of JAG Media's outstanding capital stock on a fully diluted basis (including, without limitation, shares issuable to the Management Stockholders as the result of the change in control but excluding any shares issuable to Flow Capital pursuant to the Finder's Agreement identified in paragraph 17 of this Letter of Intent).

3. Lock-Up Provisions. The Great Eastern Stockholders shall agree not to sell 95% of the Consideration Shares for a period of twelve (12) months following the Closing Date, nor shall 95% of the Consideration Shares be registered in any registration statement prior to the expiration of such twelve
(12) month period. Notwithstanding and in addition to the foregoing lock-up provisions described in this Section, the Great Eastern Stockholders hereby agree that any sales of Common Stock shall be made in compliance with all applicable securities laws. Stock certificates representing shares that are not registered on an existing registration statement shall be endorsed with such legends as may be required by applicable securities laws.

4.       Corporate Governance and Employment Matters.

         4.01 Reorganization of Board of Directors. Effective at the Closing, each of the three (3) existing directors of JAG Media shall resign, the number of members that constitute the Board of Directors of JAG Media shall be increased from three (3) to five (5) and Great Eastern nominees shall be appointed to fill the vacancies on the Board of Directors.

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         4.02 Committees of the Board of Directors. Following the Closing, the
Great Eastern representatives on the Board of Directors of JAG Media shall endeavor to establish audit and compensation committees of the Board of Directors that would satisfy the requirements of the Commission were JAG Media's shares to become listed at a future date on a national exchange or quotation system.

         4.03 Employment Arrangements. As a condition to the Closing, Schoepfer and Mazzarisi shall enter into employment agreements with JAG Media LLC in form and substance satisfactory to Schoepfer, Mazzarisi and JAG Media LLC on or prior to the Closing Date. Effective at the Closing, the Management Stockholders shall resign from their positions as executive officers of JAG Media.

         4.04 Consulting Agreement. As a condition to the Closing, Valinoti shall enter into a consulting agreement with JAG Media pursuant to which Valinoti shall render business development services to JAG Media. Such consulting agreement shall be in form and substance satisfactory to Valinoti and JAG Media.

5.       Financial Information.

         5.01 Great Eastern Historical Financial Statements. No later than February 15, 2004, Great Eastern shall deliver to JAG Media full financial statements for the business of Great Eastern for the three (3) fiscal years through December 31, 2003, prepared in accordance with GAAP, together with the opinion of its certified public accountant, which financial statements shall be in form and substance acceptable to JAG Media.

         5.02 Pro Forma Financial Statements. Great Eastern shall cooperate and shall cause their certified public accountant to cooperate with JAG Media and JAG Media's certified public accountant in the preparation of pro forma consolidated financial statements meeting the relevant requirements of the Exchange Act and the Securities Act, including making available all such information as may be necessary by virtue of JAG Media and Great Eastern having different fiscal years.

6.       Filings with the Commission.

         6.01 Information Statements. (a) JAG Media shall cause to be prepared an Information Statement which shall inform JAG Media's stockholders of (i) an amendment to the bylaws of JAG Media providing for an increase as of the Closing Date in the number of members that constitute the Board of Directors of JAG Media and (ii) the appointment by the existing members of the Board of Directors of JAG Media as of the Closing Date of new directors nominated by Great Eastern, which Information Statement shall be filed with the Commission and shall be distributed to JAG Media's stockholders pursuant to Rule 14f-1 of the Exchange Act not less than ten (10) calendar days prior to the Closing Date.

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         (b) Prior to the Closing Date, JAG Media shall prepare a second
Information Statement which shall inform JAG Media's stockholders of the adoption of a new name for JAG Media, as mutually determined by Great Eastern and JAG Media, to better reflect the combined business of JAG Media and Great Eastern post-Closing (and a new ticker symbol in connection with such name change). JAG Media shall file this second Information Statement with the Commission on or promptly following the Closing Date.

         6.02 Current Report on Form 8-K. Prior to the Closing Date, JAG Media and Great Eastern shall cause to be prepared a Form 8-K which shall include the required pro forma financial statements of Great Eastern and JAG Media and such other disclosure as required by the Exchange Act with respect to their combined businesses, including all information required pursuant to Item 7 (or any successor provision) of Form 8-K. JAG Media shall file the Form 8-K with the Commission on the Closing Date or as promptly thereafter as possible (but in any event within the time periods prescribed by the Commission).

         6.03 Registration Statements on Form SB-2. Prior to the Closing Date, JAG Media shall cause to be prepared Post-Effective Amendments to JAG Media's current Registration Statements on Form SB-2 as may be required by the transaction or a new such registration statement replacing one or more such existing registration statements, which shall be filed with the Commission contemporaneously with the Form 8-K contemplated by Section 6.02 hereof. After the Closing, the Great Eastern Stockholders shall cause JAG Media to maintain such Registration Statements on Form SB-2 in effect until all shares have been sold thereunder and options and warrants have expired or until their registration is no longer required under the Securities Act, subject to the issuance by the Commission of any stop order suspending their effectiveness, which JAG Media will promptly take all necessary actions to have lifted.

         6.04 Registration Statement on Form S-8. After the Closing, the Great Eastern Stockholders shall cause JAG Media to maintain its current Form S-8 Registration Statement filed under the Securities Act in effect until the date on which all options covered thereby have been exercised, subject to the issuance by the Commission of any stop order suspending its effectiveness, which JAG Media will promptly take all necessary actions to have lifted and of which JAG Media shall promptly notify the Management Stockholders.

7.       General Corporate Matters.

         7.01 Redemption Trust. As of or prior to the Closing Date, JAG Media shall establish a trust and appoint an independent trustee to carry out the mechanics required for the redemption payment for outstanding shares of its Series 2 Class B Stock and Series 3 Class B Stock. Following the Closing, the Great Eastern Stockholders shall cause JAG Media to take all necessary steps to comply with and effectuate the intent of the redemption payment trust for Series 2 Class B Stock and Series 3 Class B Stock.

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         7.02 Custody Only Trading. If the stockholders of JAG Media approve the
Recapitalization, the Great Eastern Stockholders shall agree to cause JAG Media to continue custody only trading of JAG Media shares for a period of at least six (6) months following the Closing Date, unless the Management Stockholders consent to a shorter period.

         7.03 Reverse Stock Split. The Great Eastern Stockholders hereby agree that if the transactions contemplated by this Letter of Intent are consummated JAG Media will not announce or implement any reverse split of its shares of Common Stock (or any shares into which such shares may be converted or exchanged) until at least eighteen (18) months after the Closing Date, unless the Management Stockholders consent to a shorter period.

         7.04 Issuance of Series 3 Class B Stock. On or prior to the Closing Date, JAG Media shall issue 13,500 shares of Series 3 Class B Stock to JAG Media LLC as a contribution to capital. The remaining 5,000 authorized and unissued shares of Series 3 Class B Stock shall remain with JAG Media.

         7.05 JAG Media Content/License Agreement. As a condition to Closing, JAG Media LLC and Great Eastern shall enter into a license agreement pursuant to which JAG Media LLC shall license to Great Eastern its JAG Notes product and other JAG Media financial content for distribution to its traders and retail brokers. The license agreement shall provide for an annual license fee to be paid to JAG Media LLC of $1,000.00 per (a) trader who joins Great Eastern after the date of this Letter of Intent and (b) retail broker who is identified by Valinoti and joins Great Eastern after the date of this Letter of Intent ("License Fee"). The License Fee shall be paid to JAG Media LLC on a pro-rata monthly basis on the first day of each month, so long as that trader/retail broker remains with Great Eastern. Great Eastern shall also use its best efforts to have its existing traders and retail brokers, as well as any new retail brokers who join Great Eastern after the date of this Letter of Intent, subscribe to the JAG Media content on the same terms as described above.

         7.06 Corporate Approvals. As a condition to Closing, JAG Media and Great Eastern shall obtain all appropriate and necessary corporate and stockholder approvals for the transactions contemplated hereby and shall deliver officer certificates to such effect at Closing.

         7.07 Restrictions on Private Placements. Prior to the Closing, Great Eastern shall not effect any private placements or transfers of the Great Eastern Shares without the prior consent of JAG Media. The foregoing restriction shall not apply, however, to any transfer, or new issuance, of the Great Eastern Shares to Flow Capital Advisors, Inc. or its principals.

         7.08 Contribution of Indebtedness to Capital. At or prior to the Closing, the Great Eastern Stockholders shall cause all of the outstanding subordinated notes of Great Eastern and any other indebtedness for borrowed money to be contributed to the capital of Great Eastern such that Great Eastern shall be free of debt for borrowed money at the Closing.

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8.       Due Diligence Matters.

         8.01 Condition to Closing. The execution of a Stock Purchase Agreement shall be subject to each Party completing a due diligence review, the results of which are satisfactory in all respects to each Party.

         8.02 Cooperation. From the date hereof through the Closing, each Party, will make available to the other Party for review their respective financial statements, books, records, corporate documents and other information as the other Party may reasonably request, and each Party shall have the opportunity to meet with attorneys, accountants and key personnel of the other Party to discuss the financial and business conditions of the respective Parties and to make whatever future independent investigation deemed necessary and prudent. The Parties agree to cooperate with each other in complying with these requests and providing such materials as the other parties may request.

9.       Public Announcements.

         9.01 Press Release; Forms 8-K. The Parties hereby agree and acknowledge that JAG Media shall file copies of this Letter of Intent and, when executed, the Stock Purchase Agreement with the Commission as exhibits to Current Reports on Form 8-K and shall issue press releases announcing the execution of such documents. A final press release shall be issued on the Closing Date announcing the Closing. Also at such time, JAG Media shall file the Form 8-K contemplated by Section 6.02 of this Letter of Intent.

         9.02 Confidentiality. Each Party hereby agrees that all confidential information which each Party or any of its officers, employees, agents, consultants, or representatives, may possess or may receive during the due diligence process pertaining to the financial or other condition of the other Parties and the transactions contemplated hereby, shall not be disclosed or made available to any other person or entity other than directors, officers, employees, agents, consultants, or representatives of such Party at any time without the express written consent of the other Parties; provided, however, that notwithstanding the foregoing provisions of this Section 9.02 and any confidentiality agreement any of the Parties hereto may have entered into with each other prior to the execution of this Letter of Intent, (a) any Party hereto may make such disclosures as may be required to be made by it under applicable law or rule or regulation of any governmental or self regulatory authority having jurisdiction over such Party or order of a court of competent jurisdiction if such Party determines in good faith that it is necessary to do so and, to the extent permitted by law, gives prior notice to the other Parties hereto, and (b) the Parties hereto hereby acknowledge and agree that JAG Media is authorized to make such public disclosures in a timely manner as may be required by the rules and regulations of the Commission and any exchange or quotation system on which JAG Media's securities are or may be traded, including, without limitation, the press releases and Current Reports on Form 8-K contemplated by Section 9.01 above.

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10.      Representations and Warranties of JAG Media.

JAG Media hereby represents and warrants as follows to Great Eastern:

         10.1 Organization and Authority. JAG Media is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to execute and deliver to Great Eastern this Letter of Intent.

         10.2 Good Title. JAG Media has good and marketable title to all material assets set forth in its publicly filed financial statements and that any and all material liens, mortgages or other encumbrances against said assets and properties are duly and completely set forth in such financial statements.

         10.3 Regulatory Filings. (a) To date JAG Media has filed all reports required to be filed with the Commission pursuant to the Securities Act and the Exchange Act; (b) to the best of its knowledge, as of their respective filing dates such reports did not contain any material misstatements or omissions; and
(c) the financial statements included in such reports present fairly, in all material respects, the financial condition of JAG Media and its subsidiaries as of the indicated dates and the results of operations and cash flows for the years then ended (subject, in the case of unaudited interim financial statements, to normal-year end adjustments) in conformity with GAAP.

         10.4 Litigation. Except as otherwise disclosed herein or in JAG Media's SEC filings, neither JAG Media nor any of its subsidiaries is currently a party to any pending litigation, and, to the best of its knowledge, there is presently is no legal action threatened against JAG Media or any of its subsidiaries.

11.      Representations and Warranties of Great Eastern.

Great Eastern and the Great Eastern Stockholders hereby represent and warrant as follows to JAG Media:

         11.1 Organization and Authority. Great Eastern is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to execute and deliver to JAG Media this Letter of Intent.

         11.2 Ownership of Shares. As of the date hereof, 2,000 Great Eastern Shares are issued and outstanding, all of which are validly issued fully paid and nonassessable. Other than the Great Eastern Shares, there are no other shares of capital stock of Great Eastern authorized or issued and outstanding. The Great Eastern Stockholders are the legal and beneficial owners of all of the Great Eastern Shares and have good and marketable title to the Great Eastern Shares, free and clear of any liens encumbrances, pledges or other security interests.

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         11.3 Good Title. Great Eastern has good and marketable title to all of its material assets.

         11.4 Litigation. Neither Great Eastern nor any of its subsidiaries is currently a party to any pending litigation, and, to the best of its knowledge, there is presently is no legal action threatened against Great Eastern or any of its subsidiaries.

         11.5 Accredited Investors. Each of the Great Eastern Stockholders has such experience in business and financial matters that he has the capacity to protect his own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the shares of Common Stock and is a "accredited investor" within the meaning of Rule 501(a) of Regulation D of the Securities Act.

         11.6 Financials. The audited financials of Great Eastern for the fiscal years ended December 31, 2001 and December 31, 2002, as contained in Great Eastern's Annual Audited Report on Form X-17A-5, Part III filed with NASD, reflect revenue of $3,835,265 and $8,201,046 respectively. Great Eastern's preliminary estimate of revenue for the fiscal year ended December 31, 2003 is approximately $9,300,000.

12. Termination. Except for paragraphs 12, 18 and 19 hereof, which will survive any termination of this Letter of Intent, this Letter of Intent will automatically terminate and be of no further force and effect upon the earliest to occur of (a) the execution and delivery of the Stock Purchase Agreement, (b) the mutual written agreement of Great Eastern on the one hand and JAG Media on the other hand and (c) March 31, 2004. Notwithstanding the previous sentence, the termination of this Letter of Intent shall not affect any rights any Party has with respect to the breach of this Letter of Intent by another Party prior to such termination. This proposal will remain in effect through 10:00 a.m. New York City time on January 17, 2004, unless accepted in writing by Great Eastern and the Great Eastern Stockholders as provided below or otherwise extended or terminated in writing by JAG Media prior to such acceptance.

13. Assignability. The rights and obligations under this Letter of Intent may not be assigned or otherwise transferred by any Party without the express written consent of the other Parties hereto.

14. Governing Law. This Letter of Intent and the Stock Purchase Agreement (when executed) shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties hereto hereby consent to the jurisdiction and venue of the federal and state courts located in New York County in the State of New York with respect to any litigation arising out of this Letter of Intent and the transactions contemplated hereby.

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15.      Amendment. This Letter of Intent shall be amended only with the written consent of all of the Parties hereto.

16. Counterparts. This Letter of Intent may be executed in any number of counterparts by original or facsimile signature, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

17. Broker or Finder Fees. Other than fees payable to Flow Capital pursuant to that certain Finder's Agreement dated as of January 5, 2004 between JAG Media and Flow Capital, the Parties hereby represent and warrant to each other that no fees, commissions or any other remuneration are due to any broker or finder in connection with the transactions contemplated hereby.

18. Expenses. Each of the Parties shall be solely responsible to pay its own expenses (including, without limitation, for all purposes hereof, legal expenses) incurred in preparing this Letter of Intent and in preparing and negotiating the Stock Purchase Agreement and related documents, whether or not the transactions contemplated hereby are consummated.

19. Legal Effect. It is not the intention of the Parties that this Letter of Intent, or any actions of the Parties (or their respective employees, officers, partners, affiliates or representatives) with respect hereto, be, or be deemed to constitute, (a) a legally binding obligation of JAG Media or Great Eastern (or any of their respective employees, officers, partners, affiliates or representatives), except with respect to Sections 9.02, 12, 14, 18 and this
Section 19, or (b) an obligation or commitment of any Party hereto to enter into the Acquisition Agreement. Any legal obligation binding upon the Parties hereto with respect to the transactions contemplated hereby, except with respect to Sections 9.02, 12, 14, 18 and this Section 19, is subject to, and shall exist only upon, due execution and delivery of the Stock Purchase Agreement.


                            [Signature Pages Follow]


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



Very truly yours,

JAG MEDIA HOLDINGS, INC.


By:  /s/ Gary Valinoti
     -----------------
     Name:  Gary Valinoti
     Title:  President & CEO


The foregoing Letter of Intent is accepted, approved and agreed to by Great Eastern Securities, Inc. this 17th day of January, 2004.

GREAT EASTERN SECURITIES, INC.


By:  /s/ Jeffrey Ramson
     ------------------
     Name:  Jeffrey Ramson
     Title:  President & CEO

The foregoing Letter of Intent is accepted, approved and agreed to by the Great Eastern Stockholders this 17th day of January, 2004.



/s/ Jeffrey Ramson
------------------
Name:  Jeffrey Ramson


KAL TRADING, LLC, a New York limited liability company



By:  /s/ Jeffrey Ramson
     ------------------
     Name: Jeffrey Ramson
     Title: Managing Member


PROACTIVE FUTURES, INC., a New York corporation



By:  /s/ Jeffrey Ramson
     ------------------
     Name: Jeffrey Ramson
     Title: President



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